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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 22, 1996


                        COMMUNITY MEDICAL TRANSPORT, INC.
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               (Exact name of Registrant as specified in charter)


   Delaware                        0-24640                      13-3507464
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(State or Other             (Commission File No.)              (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)




45 Morris Street, Yonkers, New York                               10705
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:     (914) 963-6666
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Item 2.    Acquisition or Disposition of Assets

            On August 22, 1996, a wholly owned subsidiary (the "Subsidiary") of Community Medical Transport, Inc. (the "Company") completed the purchase from Elite Ambulance & Medical Coach, Inc. ("Elite") of ambulettes and certain other assets, including accounts receivable and a license to operate an ambulette service by the State of New Jersey. The assets were acquired pursuant to an asset purchase agreement among the Company, Elite and its shareholders (the "Purchase Agreement"). Elite operated an ambulette service from Orange, New Jersey servicing Essex County, New Jersey and other nearby counties under the name Elite. After the acquisition, the Subsidiary changed its name to Elite Ambulance & Medical Coach, Inc. and is operating the acquired ambulette service under the name Elite. The consideration for the acquisition was $759,576 of which half was paid in cash at the closing and the balance pursuant to a one year note (the "Note"). In connection with the acquisition, the Company (i) assumed certain debts related to the assets, including bank indebtedness of approximately $19,500, (ii) entered into a contract with affiliates of Elite to acquire the real estate facility containing Elite's operating facility for approximately $1,200,000 in cash and short term mortgage notes, and (iii) assumed a lease for such facility until the closing of the real estate contract of sale.

            Reference is made to the Asset Purchase Agreement and the Note, copies of which are attached hereto and incorporated by reference herein, for more detailed information as to the transactions described herein.

Item 7.    Financial Statements, Pro-Forma Information and Exhibits

           (a)   Financial Statements of Elite Ambulance & Medical Coach, Inc.*

                 (i)  (A)  Report of Independent Auditors.

                      (B)  Balance Sheet as of December 31, 1995.

                      (C) Statement of Operations and Retained Earnings for the year ended December 31, 1995.

                      (D) Statement of Cash Flows for the year ended December 31, 1995.

                      (E)  Notes to the Financial Statements.

                 (ii) (A)  Balance Sheet as of June 30, 1996 (unaudited).

                      (B) Statement of Income and Retained Earnings for the six months ended June 30, 1996 (unaudited).

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                      (C)  Statement of Cash Flows for the six months ended
                           June 30, 1996 (unaudited).


           (b)   Pro Forma Financial Statements of the Company*

                 (i)   Pro-Forma Consolidated Balance Sheet as of June 30, 1996.

                 (ii) Pro-Forma Consolidated Statement of Income for the year ended December 31, 1995.

                 (iii) Pro-Forma Consolidated Statement of Income for the six
                       months ended June 30, 1996.

           (c)   Exhibits

                 (i) Asset Purchase Agreement, dated as of February 23, 1996, among the Company, Elite Ambulance & Medical Coach, Inc. and shareholders of Elite Ambulance & Medical Coach, Inc.

                 (ii) One Year Promissory Note, dated as of August 15, 1996, between the Company and Elite Ambulance & Medical Coach, Inc.



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     * The Company's requirements pursuant to Regulation S-X, promulgated by the Securities and Exchange Commission, to file financial statements and pro-forma information relating to the asset purchase within 15 days after the asset purchase is impracticable. The Company will file such financial statements and pro-forma financial information by amendment hereto no later than 75 days after consummation of the asset purchase.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            September 5, 1996            COMMUNITY MEDICAL TRANSPORT, INC.
                                                         (registrant)


                                            By: /s/ Donald Panos
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                                               Donald Panos, Vice President

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